SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2014

First Connecticut Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Farm Glen Boulevard, Farmington, Connecticut 06032
(860) 676-4600
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 23, 2014, First Connecticut Bancorp, Inc., (the “Company) Board of Directors elected Patience P. (“Duby”) McDowell and James T. Healey, Jr. to serve as directors of the Company and subsidiary Farmington Bank (the “Bank”) bringing the number of Company and Bank Directors to nine.

Ms. McDowell is President and a Principal of McDowell Jewett Communications, a Hartford, Connecticut based public relations and communications company.  She previously was a political analyst and reporter for NBC and CBS affiliates in Hartford.  There are no arrangements or understandings between Ms. McDowell and the Company or any other person, pursuant to which she was selected as a Director. Ms. McDowell is not a party to any related party transactions with the Company or the Bank that would be required to be disclosed under Regulation S-K, Item 404(a). There are no material plans, contracts or arrangements (whether or not written) to which Ms. McDowell is a party or in which she participates that were entered into, or material amendment made in connection with her election, nor were there any grants or awards to her or modifications thereto, under any such plans, contracts or arrangements in connection with her election.

Ms. McDowell has been named to the following Committees of the Company’s Board of Directors:  Compensation Committee, Board Loan Committee.

Mr. Healey worked for Keefe Bruyette & Woods, Inc. for 28 years, last serving as a Senior Vice President before retiring in 2012.  Keefe Bruyette & Woods, Inc. is a full-service, boutique investment bank and broker-dealer that specializes in the financial services sector.  There are no arrangements or understandings between Mr. Healey and the Company or any other person, pursuant to which he was selected as a Director. Mr. Healey is not a party to any related party transactions with the Company or the Bank that would be required to be disclosed under Regulation S-K, Item 404(a). There are no material plans, contracts or arrangements (whether or not written) to which Mr. Healey is a party or in which he participates that were entered into, or material amendment made in connection with his election, nor were there any grants or awards to him or modifications thereto, under any such plans, contracts or arrangements in connection with his election.

Mr. Healey has been named to the following Committees of the Company’s Board of Directors:  Audit Committee, Board Loan Committee

A copy of the Press Release is included as Exhibit 99.1 to this current Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONNECTICUT BANCORP, INC.
Registrant

July 23, 2014	By: /s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman, President and
and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 23, 2014